EXHIBIT 13.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with this amended annual report of Kiska Metals Corporation (the “Company”) on Form 20-F for the fiscal year ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason S. Weber, President, Chief Executive Officer & Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason S. Weber

Name: Jason S. Weber

Title: President, Chief Executive Officer & Director

May 14, 2012